EXHIBIT  10.1

AMENDMENT NO.  3

AMENDMENT NO. 3, dated as of March 6, 2008 (this “Amendment”), by and among BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Parent Borrower”), TEXAS GAS TRANSMISSION, LLC, a Delaware limited liability company (“Texas Gas”), and GULF SOUTH PIPELINE COMPANY, LP,  a Delaware limited partnership (“Gulf South” and, together with the Parent Borrower and Texas Gas, the “Borrowers”), severally as Borrowers, BOARDWALK PIPELINE PARTNERS, LP, a Delaware limited partnership (the “MLP”), the Lenders party hereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), CITIBANK, N.A. and JPMORGAN CHASE BANK, N.A., as co-syndication agents, DNB NOR BANK ASA, as documentation agent, and WACHOVIA CAPITAL MARKETS LLC, CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES INC., as joint lead arrangers and joint book managers.

W I T N E S S E T H:

WHEREAS, the Borrowers, the MLP, the Administrative Agent, the Lenders and the other parties thereto have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of June 29, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendments.  Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 7.8 Transactions with Affiliates of the Credit Agreement is hereby amended by replacing subsection (a) in its entirety with the following:

“(a) any transaction that is (i) otherwise permitted under this Agreement, (ii) in the ordinary course of business of the MLP, the Parent Borrower or such Subsidiary, and (iii) upon fair and reasonable terms no less favorable to the MLP, the Parent Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate;”

(b) Section 7.8 Transactions with Affiliates of the Credit Agreement is hereby amended by (i) deleting “and” at the end of subsection (f); (ii) replacing the period at the end of subsection (g) with “; and”; and (iii) adding the following new subsection (h):

“(h) the issuance by the MLP of Capital Stock to any Affiliate (other than to a Borrower or to any other Subsidiary of the MLP) or the receipt by the MLP of any equity or capital contributions from an Affiliate (other than from a Borrower or from any other Subsidiary of the MLP).”

3. Conditions to Effectiveness of this Amendment.  This Amendment shall become effective as of the date (the “Effective Date”) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Borrowers, the MLP, the Administrative Agent and the Required Lenders under the Credit Agreement.

4. Representations and Warranties.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

(a) (i) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and (iii) this Amendment is the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (other than the representations and warranties set forth in Sections 3.2 and 3.6 of the Credit Agreement) is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

5. Reaffirmation.

(a) Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b) Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

6. Continuing Effect.  Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions.  The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose.

7. Expenses.  The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of SyndTrak Online relating to the Amendment.

8. Choice of Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.

9. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

10. Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Loan Document.  This Amendment is a Loan Document.

13. Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

EXHIBIT 10.1

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BOARDWALK PIPELINES, LP,
as Borrower

By: Boardwalk Operating GP, LLC,
its general partner

By: Boardwalk Pipeline Partners, LP,
its managing member

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:  ________________

Name:
                                   Title:

TEXAS GAS TRANSMISSION, LLC,
as Borrower

By:  ________________
Name:
Title:

GULF SOUTH PIPELINE COMPANY, LP,
as Borrower

By: GS PIPELINE COMPANY, LLC,
its general partner

By:  _________________
Name:
Title:

BOARDWALK PIPELINE PARTNERS, LP

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:    ________________
Name:
Title:

[Signature Page to Amendment No. 3]

EXHIBIT 10.1

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent, Issuer, Swingline Lender and  Lender

By:  __________________

Name:
                                   Title:

[Signature Page to Amendment No. 3]

EXHIBIT 10.1

______________________ ,
as a Lender

By: ___________________
Name:
Title:

EXHIBIT 10.1